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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in this Registration Statement on Form S-4 of Legato Systems, Inc. of our report dated February 4, 1998 relating to the financial statements of ONTRACK Data International, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
December 20, 1999